UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2022

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1241 East Main Street, Stamford, CT	06902
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	WWE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition.

Preliminary Financial Results for the Second Quarter 2022

Our financial statements for the quarter ended June 30, 2022 are not yet complete. Accordingly, we are presenting preliminary estimates of certain financial results that we expect to report for the quarter ended June 30, 2022. The following information is based on our internal management accounts and reporting for the quarter ended June 30, 2022, as compared to our unaudited results for the quarter ended June 30, 2021. We have not completed our customary quarterly financial closing and review procedures.

The preliminary financial results included in this Current Report on Form 8-K (“Report”) have been prepared by, and are the responsibility of, the management of World Wrestling Entertainment, Inc. (the “Company” or “WWE”). The preliminary financial results are subject to revision as we prepare our financial statements and disclosure for the quarter ended June 30, 2022, and such revisions may be significant. At this time, the Company does not anticipate that the matters described under Item 8.01 of this Report will have an impact on the financial results for the quarter ended June 30, 2022. In connection with our quarterly financial closing and review procedures for the quarter ended June 30, 2022, we may identify items that would require us to make adjustments to the preliminary financial results set forth below. Accordingly, the final financial results and other disclosures for the quarter ended June 30, 2022 may differ from the preliminary financial results. The preliminary financial results should not be viewed as a substitute for financial statements prepared in accordance with generally accepted accounting principles (“GAAP”).

Based on the foregoing, our total revenues are currently expected to be approximately $328 million for the quarter ended June 30, 2022, compared to $266 million for the quarter ended June 30, 2021. Operating income is expected to be approximately $70 million for the quarter ended June 30, 2022, compared to $46 million for the quarter ended June 30, 2021. Adjusted OIBDA is expected to be approximately $92 million for the quarter ended June 30, 2022, compared to $68 million for the quarter ended June 30, 2021; this expectation is above the high end of our guidance of $80 to $90 million for the second quarter 2022.

The reconciliation of Adjusted OIBDA to Operating Income, the most directly comparable GAAP financial measure to Adjusted OIBDA, follows (in millions):

	Three Months Ended June 30,
	2022 (Preliminary)	2021
Adjusted OIBDA	$92.0	$68.1
Depreciation & amortization	(9.5)	(10.9)
Stock-based compensation	(11.0)	(2.8)
Other operating income items	(1.7)	(8.1)
Operating income (U.S. GAAP Basis)	$69.8	$46.3

Non-GAAP Measures

The Company defines Adjusted OIBDA as operating income excluding depreciation and amortization, stock-based compensation expense, certain impairment charges and other non-recurring material items that otherwise would impact the comparability of results between periods. Adjusted OIBDA includes amortization and depreciation expenses directly related to supporting the operations of our segments, including content production asset amortization, depreciation and amortization of costs related to content delivery and technology assets utilized for the WWE Network, as well as amortization of right-of-use assets related to finance leases of equipment used to produce and broadcast our live events. The Company believes the presentation of Adjusted OIBDA is relevant and useful for investors because it allows them to view the Company’s segment performance in the same manner as the primary method used by management to evaluate segment performance and to make decisions regarding the allocation of resources. Additionally, the Company believes that Adjusted OIBDA is a primary measure used by media investors, analysts and peers for comparative purposes.

Adjusted OIBDA is a non-GAAP financial measure and may be different from similarly titled non-GAAP financial measures used by other companies. WWE views operating income as the most directly comparable GAAP measure. Adjusted OIBDA should not be considered in isolation from, or as a substitute for, operating income or other GAAP measures as an indicator of operating performance or liquidity.

The information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2022, Vincent K. McMahon informed the Company and its Board of Directors (the “Board”) of his resignation from his positions as Chief Executive Officer, Chairman and director of the Company, effective immediately.

On July 22, 2022, the Board appointed Stephanie McMahon, Chief Brand Officer, interim Chief Executive Officer, interim Chairwoman and a director of the Company, and Nick Khan, President, Chief Revenue Officer and a director of the Company, to serve as the Company’s Co-Chief Executive Officers. The Board has also appointed Stephanie McMahon to serve as the Company’s Chairwoman. The appointments were made effective as of July 22, 2022.

Biographical and other information regarding Stephanie McMahon and Nick Khan is included in the Company’s definitive proxy statement for its 2022 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 8, 2022 (the “Proxy Statement”), which information is incorporated herein by reference. Stephanie McMahon is the daughter of Vince McMahon and the wife of Paul Levesque, EVP, Talent Relations and a director of the Company. There are no arrangements or understandings with any person pursuant to which either Stephanie McMahon or Nick Khan were selected as Chairwoman or Co-Chief Executive Officers. Any transactions directly or indirectly involving Stephanie McMahon or Nick Khan that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act, are disclosed in the Proxy Statement. The Company’s Compensation & Human Capital Committee is evaluating the compensation arrangements of Stephanie McMahon and Nick Khan. Any material changes will be disclosed in a subsequent filing.

Item 7.01Regulation FD Disclosure.

On July 25, 2022, the Company issued a press release announcing its preliminary results for its second quarter ended June 30, 2022 as well as the resignation of Vince McMahon and the appointments of Stephanie McMahon and Nick Khan, a copy of which is attached as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01Other Events.

The Company has made a preliminary determination that certain payments that Vince McMahon agreed to make during the period from 2006 through 2022 (including amounts paid and payable in the future), and that were not recorded in the WWE consolidated financial statements, should have been recorded as expenses in the quarters in which those agreements were made (the “Unrecorded Expenses”). As of the date hereof, the Company has identified Unrecorded Expenses totaling approximately $14.6 million. All payments underlying the Unrecorded Expenses were or will be paid by Vince McMahon personally. While the Company continues to evaluate the impact on previously reported financial statements, the Company has preliminarily determined that, while the amount of Unrecorded Expenses was not material in any individual period in which the Unrecorded Expenses arose, the aggregate amount of Unrecorded Expenses would be material if recorded entirely in the second quarter of 2022. Accordingly, the Company currently anticipates that it will revise its previously issued financial statements to record the Unrecorded Expenses in the applicable periods for the years ended December 31, 2019, 2020 and 2021, as well as the first quarter of 2022, when it issues its financial statements for the second quarter of 2022. The Company is working with the goal of issuing such financial statements by August 9, 2022, but there is no assurance that it will be able to meet this deadline. In light of the Unrecorded Expenses and related facts, the Company expects to conclude that its internal control over financial reporting was not effective as a result of one or more material weaknesses. The Company continues to evaluate the appropriate accounting treatment for the Unrecorded Expenses, as well as its internal control over financial reporting, and its ultimate conclusions on these topics may differ from what the Company currently anticipates.

As previously announced, a special committee of independent members of the Board is conducting an investigation into alleged misconduct by Vince McMahon, which investigation remains ongoing.

The Company has also received, and may receive in the future, regulatory, investigative and enforcement inquiries, subpoenas or demands arising from, related to, or in connection with these matters.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain statements that are forward-looking and are not based on historical facts. Statements in this Current Report on Form 8-K, or in oral statements made from time to time by our representatives, regarding the impact of the management changes, including the departure of Vince McMahon from the Company and the appointment of Stephanie McMahon and Nick Khan as Co-Chief Executive Officers; our expected financial results for the quarter ended June 30, 2022, including our conclusions regarding the appropriate accounting treatment for the Unrecorded Expenses and our internal control over financial reporting; the scope, duration and findings of the ongoing investigation of Vince McMahon’s conduct by the special committee of independent members of the Board; and regulatory, investigative or enforcement inquiries, subpoenas or demands arising from, related to, or in connection with these matters, including the conduct of Vince McMahon and the Company’s disclosures and internal control over financial reporting. In addition, when used in this Current Report on Form 8-K or in oral statements made from time to time by our representatives, the words “may,” “will,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect,” “outlook,” “target,” “goal” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These statements relate to our future plans, objectives, expectations and intentions and are not historical facts and accordingly involve known and unknown risks and uncertainties and other factors that may cause the actual results or the performance by us to be materially different from future results or performance expressed or implied by such forward-looking statements. The forward-looking statements in this press release are subject to uncertainties relating to the management changes, including the departure of Vince McMahon from the Company and the appointment of Stephanie McMahon and Nick Khan as Co-Chief Executive Officers; our expected financial results for the quarter ended June 30, 2022, including our conclusions regarding the appropriate accounting treatment for the Unrecorded Expenses and our internal control over financial reporting; the scope, duration and findings of the ongoing investigation of Vince McMahon’s conduct by the special committee of independent members of the Board; regulatory, investigative or enforcement inquiries, subpoenas or demands arising from, related to, or in connection with these matters, including the conduct of Vince McMahon and the Company’s disclosures and internal control over financial reporting; and reputational harm to the Company with its stockholders, customers, talent and partners, which may have adverse financial and operational impacts, among other factors. The following additional factors, among others, could cause actual results to differ materially from those contained in forward-looking statements made in this Current Report on Form 8-K: (i) risks relating to the ongoing coronavirus (COVID-19) pandemic may continue to negatively affect world economies as well as our industry, business and results of operations; (ii) risks relating to entering, maintaining and renewing major distribution agreements; (iii) risks relating to a rapidly evolving and highly competitive media landscape; (iv) risks relating to WWE Network; (v) risks related to the computer systems, content delivery and online operations of WWE and our business partners; (vi) risks relating to privacy norms and regulations; (vii) our need to continue to develop creative and entertaining programs and events; (viii) our need to retain or continue to recruit key performers; (ix) the risk of a decline in the popularity of our brand of sports entertainment, including as a result of changes in the social and political climate; (x) risks related to the resignation of Vince McMahon; (xi) possible adverse changes in the regulatory atmosphere and related private sector initiatives; (xii) the highly competitive, rapidly changing and increasingly fragmented nature of the markets in which we operate and/or our inability to compete effectively, especially against competitors with greater financial resources or marketplace presence; (xiii) uncertainties associated with international markets including possible disruptions and reputational risks; (xiv) our difficulty or inability to promote and conduct our live events and/or other businesses if we do not comply with applicable regulations; (xv) our dependence on our intellectual property rights, our need to protect those rights, and the risks of our infringement of others’ intellectual property rights; (xvi) risks relating to the complexity of our rights agreements across distribution mechanisms and geographical areas; (xvii) the risk of substantial liability in the event of accidents or injuries occurring during our physically demanding events; (xviii) exposure to risks relating to large public events as well as travel to and from such events; (xix) a variety of risks as we expand into new or complementary businesses and/or make strategic investments and/or acquisitions; (xx) risks relating to our accounts receivable; (xxi) risks related to our new leased corporate headquarter and media production facilities; (xxii) risks related to litigation and other actions, investigations or proceedings; (xxiii) a change in tax laws in key jurisdictions could materially increase our tax expense; (xxiv) risks inherent in our feature film business; (xxv) risks relating to a possible decline in general economic conditions and disruption in financial markets, including any resulting from COVID-19; (xxvi) risks relating to our indebtedness, including our convertible notes; (xxvii) our potential failure to meet market expectations for our financial performance; (xxviii) through his beneficial ownership of a substantial majority of our Class B common stock, our controlling stockholder, Vince McMahon, exercises control over our affairs, and his interests may conflict with the holders of our Class A common stock; (xxix) risks associated with our share repurchase program; (xxx) a substantial number of shares are eligible for sale by Vince McMahon and members of his family or trusts established for their benefit, and the sale, or the perception of possible sales, of those shares could lower our stock price; and (xxxi) risks related to the volatility of our Class A common stock. Forward-looking statements made by WWE speak only as of the date made, are subject to change without any obligation on the part of WWE to update or revise them, and undue reliance should not be placed on these statements. For more information about risks and uncertainties associated with WWE’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of WWE’s SEC filings, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

99.1Press Release of World Wrestling Entertainment, Inc., dated July 25, 2022.

104Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

Dated:	July 25, 2022	By:	/s/ FRANK A. RIDDICK III
Frank A. Riddick III
Chief Financial & Administrative Officer